NUVEEN CALIFORNIA HIGH YIELD MUNICIPAL BOND FUND

SUPPLEMENT DATED APRIL 28, 2010

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 2009,

AS SUPPLEMENTED SEPTEMBER 16, 2009, OCTOBER 31, 2009, AND APRIL 1, 2010

Class B shares of Nuveen California High Yield Municipal Bond Fund (the “Fund”) are no longer available through an exchange from other Nuveen Mutual Funds.

Class B shares of the Fund will be converted to Class A shares at the close of business on June 25, 2010. Because the net asset value per share of Class B shares and Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. The conversion of Class B shares into Class A shares will not constitute a taxable event under federal income tax law. Class A shares received through the conversion will not be subject to any contingent deferred sales charges.

PLEASE KEEP THIS WITH YOUR FUND’S

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

MGN-CAHY-0410P